Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FIRST QUARTER | 2016

Table of Contents

Consolidated Statements of Operations	2
Consolidated Balance Sheets	3
Funds From Operations	4
Selected Financial Data	5
Components of Net Asset Value	6
Property Overview	7-8
Consolidated Leasing Activity	9
Consolidated Lease Expirations	10
Disposition Summary	11
Development Overview	12
Redevelopment Overview	13
Indebtedness	14
Capitalization and Fixed Charge Coverage Ratio	15
Debt Covenants	16
Investment in Unconsolidated Joint Ventures Summary	17
Guidance	18
Definitions	19-21

Forward-Looking Statements

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

First Quarter 2016 Supplemental Reporting Package	P a g e 1

Consolidated Statements of Operations (unaudited, amounts in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
REVENUES:
Rental revenues	$93,977	$88,062
Institutional capital management and other fees	393	378
Total revenues	94,370	88,440

OPERATING EXPENSES:
Rental expenses	10,049	10,148
Real estate taxes	14,601	14,505
Real estate related depreciation and amortization	40,070	38,996
General and administrative	6,262	7,336
Total operating expenses	70,982	70,985
Operating income	23,388	17,455

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated joint ventures, net	884	807
Gain on dispositions of real estate interests	30,097	26,154
Interest expense	(16,422)	(13,904)
Interest and other income (expense)	515	(18)
Income tax expense and other taxes	(116)	(193)
Consolidated net income of DCT Industrial Trust Inc.	38,346	30,301
Net income attributable to noncontrolling interests	(1,955)	(1,556)
Net income attributable to common stockholders	36,391	28,745
Distributed and undistributed earnings allocated to participating securities	(228)	(143)
Adjusted net income attributable to common stockholders	$36,163	$28,602

EARNINGS PER COMMON SHARE:
Basic	$0.41	$0.32
Diluted	$0.41	$0.32

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	88,384	88,090
Diluted	88,750	88,419

First Quarter 2016 Supplemental Reporting Package	P a g e 2

Consolidated Balance Sheets (amounts in thousands)

	March 31,	December 31,
	2016	2015
ASSETS:	(unaudited)
Operating properties	$3,908,299	$3,791,721
Properties under development	206,299	242,906
Properties in pre-development	30,631	41,313
Properties under redevelopment	59,182	56,943
Land held	7,698	7,698
Total investment in properties	4,212,109	4,140,581
Less accumulated depreciation and amortization	(775,342)	(742,980)
Net investment in properties	3,436,767	3,397,601
Investments in and advances to unconsolidated joint ventures	83,232	82,635
Net investment in real estate	3,519,999	3,480,236
Cash and cash equivalents	14,230	18,412
Restricted cash	63,598	31,187
Straight-line rent and other receivables, net	67,111	60,357
Other assets, net	15,507	15,964
Assets held for sale	-	26,199
Total assets	$3,680,445	$3,632,355

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$96,714	$108,788
Distributions payable	27,185	26,938
Tenant prepaids and security deposits	28,882	29,663
Other liabilities	31,082	18,398
Intangible lease liabilities, net	21,170	22,070
Line of credit	161,000	70,000
Senior unsecured notes	1,226,498	1,276,097
Mortgage notes	208,776	210,375
Liabilities related to assets held for sale	-	869
Total liabilities	1,801,307	1,763,198
Total stockholders’ equity	1,765,051	1,751,984
Noncontrolling interests	114,087	117,173
Total liabilities and equity	$3,680,445	$3,632,355

First Quarter 2016 Supplemental Reporting Package	P a g e 3

Funds From Operations (“FFO”) (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended March 31,
	2016	2015
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$36,391	$28,745
Adjustments:
Real estate related depreciation and amortization	40,070	38,996
Equity in earnings of unconsolidated joint ventures, net	(884)	(807)
Equity in FFO of unconsolidated joint ventures	2,367	2,408
Gain on dispositions of real estate interests	(30,097)	(26,154)
Gain on dispositions of non-depreciable real estate	-	18
Noncontrolling interest in the above adjustments	(686)	(853)
FFO attributable to unitholders	2,261	2,067
FFO attributable to common stockholders and unitholders – basic and diluted(1)	49,422	44,420
Adjustments:
Acquisition costs	20	1,314
Hedge ineffectiveness (non-cash)	1,063	-
FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$50,505	$45,734

FFO per common share and unit – basic	$0.53	$0.48
FFO per common share and unit – diluted	$0.53	$0.48

FFO, as adjusted, per common share and unit – basic	$0.54	$0.49
FFO, as adjusted, per common share and unit – diluted	$0.54	$0.49

FFO weighted average common shares and units outstanding:
Common shares for earnings per share	88,384	88,090
Participating securities	509	571
Units	4,236	4,299
FFO weighted average common shares, participating securities and units outstanding – basic	93,129	92,960
Dilutive common stock equivalents	366	329
FFO weighted average common shares, participating securities and units outstanding – diluted	93,495	93,289

Reconciliation of net operating income (“NOI”) to FFO:
NOI(2)	$69,327	$63,409
Adjustments:
Equity in FFO of unconsolidated joint ventures	2,367	2,408
Institutional capital management and other fees	393	378
Gain on dispositions of non-depreciable real estate	-	18
General and administrative expense	(6,262)	(7,336)
Interest expense	(19,369)	(17,613)
Capitalized interest expense	2,947	3,709
Interest and other income (expense)	515	(18)
Income tax expense and other taxes	(116)	(193)
FFO attributable to noncontrolling interests	(380)	(342)
FFO attributable to common stockholders and unitholders – basic and diluted(1)	49,422	44,420
Adjustments:
Acquisition costs	20	1,314
Hedge ineffectiveness (non-cash)	1,063	-
FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$50,505	$45,734

(1)	FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	See the reconciliation of NOI to net income attributable to common stockholders in Definitions.

First Quarter 2016 Supplemental Reporting Package	P a g e 4

Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended March 31,
	2016	2015
NOI:
Rental revenues	$93,977		$88,062
Rental expenses and real estate taxes	(24,650)		(24,653)
NOI(1)	$69,327		$63,409

TOTAL CONSOLIDATED PROPERTIES:(2)
Square feet as of period end	64,410		65,198
Average occupancy	93.8%		90.4%
Occupancy as of period end	94.3%		90.6%

CONSOLIDATED OPERATING PROPERTIES:(2)
Square feet as of period end	62,998		61,860
Average occupancy	95.3%		94.9%
Occupancy as of period end	95.8%		95.3%

SAME STORE PROPERTIES:(3)
Square feet as of period end	54,704		54,704
Average occupancy	95.0%		94.8%
Occupancy as of period end	95.3%		95.1%

Rental revenues	$80,745		$78,643
Rental expenses and real estate taxes	(21,466)		(21,852)
Same store NOI	59,279		56,791
Less: revenue from lease terminations	(80)		(497)
Add: early termination straight-line rent adjustment	109		107
NOI, excluding revenue from lease terminations	59,308		56,401
Less: straight-line rents, net of related bad debt expense	(1,195)		(1,132)
Less: amortization of below market rents, net	(560)		(675)
Cash NOI, excluding revenue from lease terminations	$57,553		$54,594

NOI growth, excluding revenue from lease terminations	5.2%
Cash NOI growth, excluding revenue from lease terminations	5.4%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rent receivable (balance sheet)(2)	$56,825		$48,173
Straight-line rents – increase to revenue, net of related bad debt expense	$5,457		$1,644
Revenue from lease terminations	$80		$685
Bad debt expense (recovery), excluding bad debt expense related to straight-line rents	$111		$(154)
Net amortization of below market rents – increase to revenue	$711		$782
Scheduled principal amortization	$1,175		$2,226
Capitalized interest	$2,947		$3,709
Non-cash interest expense(4)	$2,313		$1,004
Stock-based compensation amortization	$1,302		$1,063
NOI for properties sold during current quarter	$154	$	N/A

CONSOLIDATED CAPITAL EXPENDITURES:
Development	$60,647		$34,202
Redevelopment	2,400		2,948
Due diligence	1,144		3,321
Casualty expenditures	512		42
Building and land improvements	1,120		1,243
Tenant improvements and leasing costs	11,300		9,575
Total capital expenditures	$77,123		$51,331

(1)	See reconciliation of NOI to net income attributable to common stockholders in Definitions.
(2)	Includes assets held for sale.
(3)	See the Definitions for same store properties.
(4)	Includes $1.1 million of hedge ineffectiveness.

First Quarter 2016 Supplemental Reporting Package	P a g e 5

Components of Net Asset Value (unaudited, amounts in thousands)

Cash Net Operating Income ("Cash NOI")	Three Months Ended March 31, 2016
Property NOI(1)	$69,327
Less:
Revenue from lease terminations	(80)
Straight-line rents, net of related bad debt expense	(5,457)
Net amortization of below market rents	(711)
Cash NOI, excluding revenue from lease terminations	63,079
Proportionate share of Cash NOI from unconsolidated joint ventures	3,103
Proportionate share of Cash NOI relating to noncontrolling interests	(505)
Cash NOI attributable to common stockholders	65,677

NOI adjustments to normalize Cash NOI:
Partial quarter adjustment for properties disposed(2)	(140)
Partial quarter adjustment for development and redevelopment properties stabilized(3)	2,553
Development and redevelopment properties not yet placed in operation	(241)
NOI adjustments, net	2,172
Proforma Cash NOI	$67,849

Other income:
Institutional capital management fees	$393

Balance Sheet Items	As of March 31, 2016
Other assets:
Cash and cash equivalents	$14,230
Restricted cash	63,598
Other receivables, net	10,286
Other tangible assets, net(4)	11,769
Development properties at gross book value	206,299
Properties in pre-development at book value(5)	30,631
Redevelopment properties at gross book value	59,182
Land held at book value	7,698
Total other assets	$403,693

Liabilities:
Line of credit	$161,000
Senior unsecured notes(6)	1,235,000
Mortgage notes(7)	197,922
DCT's proportionate share of debt related to unconsolidated joint ventures	35,577
Accounts payable and accrued expenses	96,714
Distributions payable	27,185
Tenant prepaids and security deposits	28,882
Other tangible liabilities	31,082
Total liabilities	$1,813,362

Other information:(8)
Common shares outstanding at period end	88,592
Operating partnership units outstanding at period end	4,122

(1)	See reconciliation of NOI to net income attributable to common stockholders in Definitions.
(2)	Reflects Q1 2016 Cash NOI for properties disposed during the quarter.
(3)	Reflects three months of proforma Cash NOI from development and redevelopment properties not stabilized less Cash NOI generated during the quarter.
(4)	Excludes goodwill of approximately $0.9 million and deferred loan costs, net of amortization of approximately $2.9 million.
(5)	Excludes our proportionate share of 160 acres of land available for development and 22 acres of land classified as under construction for the development of a

0.4 million square foot property at SCLA.

(6)	Excludes $2.1 million of discounts and $6.4 million of deferred loan costs, net of amortization.
(7)	Excludes $3.4 million of premiums, $0.4 million of deferred loan costs, net of amortization and $7.8 million of noncontrolling interests' share of consolidated debt.
(8)	Excludes 0.5 million of participating securities and 0.4 million of potentially dilutive securities.

First Quarter 2016 Supplemental Reporting Package	P a g e 6

Property Overview (unaudited)

As of March 31, 2016

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent (2) (3) (4)	Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	35	7,346	11.4%	98.2%	$20,283	$2.81	7.9%
Baltimore/Washington D.C.	18	2,158	3.3%	96.2%	13,566	6.53	5.3%
Charlotte	1	472	0.7%	100.0%	1,698	3.60	0.7%
Chicago	37	8,263	12.8%	91.8%	28,827	3.80	11.2%
Cincinnati	29	2,942	4.6%	96.6%	10,416	3.66	4.0%
Dallas	38	5,518	8.6%	97.6%	19,370	3.60	7.5%
Denver	7	969	1.5%	100.0%	4,335	4.47	1.7%
Houston	36	4,216	6.5%	94.7%	23,246	5.82	9.0%
Indianapolis	5	1,667	2.6%	61.5%	3,840	3.74	1.5%
Louisville	1	300	0.5%	79.2%	796	3.35	0.3%
Memphis	2	1,385	2.2%	100.0%	3,702	2.67	1.4%
Miami	11	1,437	2.2%	97.7%	10,595	7.55	4.1%
Nashville	4	2,064	3.2%	100.0%	5,872	2.85	2.3%
New Jersey	8	1,313	2.0%	100.0%	6,025	4.59	2.3%
Northern California	29	4,075	6.3%	96.1%	23,149	5.91	9.0%
Orlando	21	1,962	3.0%	94.8%	7,786	4.19	3.0%
Pennsylvania	13	3,038	4.7%	94.6%	13,561	4.72	5.3%
Phoenix	25	2,616	4.1%	97.5%	11,163	4.38	4.3%
Seattle	28	3,582	5.6%	99.5%	14,766	4.14	5.7%
Southern California(5)	46	7,675	11.9%	99.7%	33,626	4.39	13.0%
Total/weighted average – operating properties	394	62,998	97.7%	95.8%	256,622	4.25	99.5%

DEVELOPMENT PROPERTIES:
Houston	1	320	0.5%	0.0%	-	-	0.0%
Miami	1	54	0.1%	44.4%	-	-	0.0%
Seattle	1	152	0.2%	55.8%	-	-	0.0%
Total/weighted average – development properties	3	526	0.8%	20.7%	-	-	0.0%

REDEVELOPMENT PROPERTIES:
Chicago	2	423	0.7%	53.2%	1,230	5.47	0.4%
Dallas	1	63	0.1%	50.0%	168	5.35	0.1%
Northern California	1	297	0.5%	0.0%	-	-	0.0%
Seattle	1	103	0.2%	0.0%	-	-	0.0%
Total/weighted average – redevelopment properties	5	886	1.5%	29.0%	1,398	5.45	0.5%

Total/weighted average – consolidated properties	402	64,410	100.0%	94.3%	$258,020	$4.25	100.0%

See footnotes on next page.

First Quarter 2016 Supplemental Reporting Package	P a g e 7

Property Overview (continued)

As of March 31, 2016

Markets	Number of Buildings	Percentage Owned (6)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)	Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
Southern California Logistics Airport(7)	6	50.0%	2,160	28.8%	99.5%	$8,292	$3.86	33.1%
Total/weighted average – unconsolidated operating properties	6	50.0%	2,160	28.8%	99.5%	8,292	3.86	33.1%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	13.8%	72.8%	3,004	4.00	12.0%
Cincinnati	1	20.0%	543	7.2%	100.0%	-	-	0.0%
Dallas	1	20.0%	540	7.2%	100.0%	1,762	3.26	7.0%
Denver	5	20.0%	772	10.3%	100.0%	4,058	5.25	16.2%
Louisville	4	10.0%	736	9.8%	81.4%	1,895	3.17	7.6%
Nashville	2	20.0%	1,020	13.6%	100.0%	2,840	2.78	11.4%
Orlando	2	20.0%	696	9.3%	100.0%	3,173	4.56	12.7%
Total/weighted average – co-investment operating properties	17	18.6%	5,340	71.2%	92.2%	16,732	3.40	66.9%
Total/weighted average – unconsolidated properties	23	27.7%	7,500	100.0%	94.3%	$25,024	$3.54	100.0%

(1)	Based on leases commenced as of March 31, 2016.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of March 31, 2016, multiplied by 12.
(3)

Excludes total annualized base rent associated with tenants currently in free rent periods of $19.8 million, which includes our proportionate share of free rent from unconsolidated joint ventures and excludes free rent related to development and redevelopment properties stabilized during the period ended March 31, 2016, based on the first month of cash base rent.

(4)	Excludes total annualized base rent of $0.5 million from one property that will be demolished for the development of a 172,000 square foot build-to-suit.
(5)	As of March 31, 2016, our ownership interest in the Southern California properties was 94.5% based on our equity ownership weighted by square feet.
(6)	Percentage owned is based on equity ownership weighted by square feet.
(7)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

First Quarter 2016 Supplemental Reporting Package	P a g e 8

Consolidated Leasing Activity (unaudited)

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FIRST QUARTER 2016		(in thousands)			(in months)	(in thousands)
New	25	2,166	3.5%	10.2%	72	$10,029	$4.63
Renewal	33	1,884	16.5%	34.6%	67	4,352	2.31
Development and redevelopment	5	274	N/A	N/A	101	N/A	N/A
Total/Weighted Average	63	4,324	9.9%	22.2%	72	$14,381	$3.55
Weighted Average Retention	62.3%

FOUR QUARTERS ROLLING
New	112	5,355	0.7%	13.0%	70	$22,598	$4.22
Renewal	130	7,732	10.7%	26.3%	51	11,366	1.47
Development and redevelopment	40	6,844	N/A	N/A	106	N/A	N/A
Total/Weighted Average	282	19,931	7.3%	21.7%	75	$33,964	$2.59
Weighted Average Retention	69.4%

(1)	Excludes short-term leases that do not contain standard market provisions.
(2)	Assumes no exercise of lease renewal options, if any.

First Quarter 2016 Supplemental Reporting Package	P a g e 9

Consolidated Lease Expirations (unaudited, amounts in thousands)

Lease Expirations for Consolidated Properties by Market(1)

	2016(2)		2017		2018
Markets	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)
Atlanta	706	9.8%	589	8.2%	348	4.8%
Baltimore/Washington D.C.	212	10.2%	349	16.8%	281	13.5%
Charlotte	-	0.0%	-	0.0%	472	100.0%
Chicago	594	7.6%	2,161	27.7%	469	6.0%
Cincinnati	83	2.9%	807	28.4%	774	27.2%
Dallas	181	3.3%	323	6.0%	1,097	20.3%
Denver	133	13.7%	184	19.0%	18	1.9%
Houston	79	2.0%	597	15.0%	490	12.3%
Indianapolis	191	18.6%	141	13.8%	24	2.3%
Louisville	-	0.0%	-	0.0%	38	16.0%
Memphis	59	4.3%	413	29.8%	-	0.0%
Miami	65	4.6%	62	4.3%	204	14.3%
Nashville	-	0.0%	391	18.9%	652	31.6%
New Jersey	-	0.0%	-	0.0%	369	28.1%
Northern California	196	5.0%	293	7.5%	412	10.5%
Orlando	284	15.3%	393	21.1%	225	12.1%
Pennsylvania	333	11.6%	550	19.1%	798	27.8%
Phoenix	108	4.2%	466	18.3%	708	27.8%
Seattle	111	3.0%	180	4.9%	148	4.1%
Southern California	732	9.6%	1,064	13.9%	260	3.4%
Total	4,067	6.7%	8,963	14.8%	7,787	12.8%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(4)	Percentage of Total Annualized Base Rent
2016(2)	4,067	$19,808	6.3%
2017	8,963	38,351	12.2%
2018	7,787	36,626	11.6%
2019	9,422	41,080	13.0%
2020	7,862	43,470	13.8%
Thereafter	22,644	135,949	43.1%
Total occupied	60,745	$315,284	100.0%
Available or leased but not occupied	3,665
Total consolidated properties	64,410

(1)	Assumes no exercise of lease renewal options, if any.
(2)	Includes short-term leases that do not contain standard market provisions.
(3)	Percentage is based on consolidated occupied square feet as of March 31, 2016.
(4)	Annualized based rent includes contractual rents in effect at the date of the lease expiration.

First Quarter 2016 Supplemental Reporting Package	P a g e 10

Disposition Summary (unaudited)

For the Three Months Ended March 31, 2016

	Property Name	Market	Size	Occupancy at Disposition
BUILDING DISPOSITIONS:
Consolidated Properties
January	Bondesen Portfolio (3 buildings)	Houston	273,000	94.0%
January	10610 Freeport Drive	Louisville	506,000	100.0%
Total YTD Sales Price – $57.2 million			779,000	97.8%

First Quarter 2016 Supplemental Reporting Package	P a g e 11

Development Overview (unaudited, amounts in thousands, except acres and number of buildings)

As of March 31, 2016

							Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned(1)		Q1-2016	Cumulative Costs at 3/31/2016	Projected Investment	Completion Date(2)	Percentage Leased(3)
Consolidated Development Activities:
Stabilized in Q1 2016
DCT Fairburn	Atlanta	75	1	1,037	100%		$8,568	$51,204	$51,204	Q1-2016	100%
DCT Downs Park Building B(4)	Baltimore/Washington D.C.	13	1	149	100%		2,789	23,770	25,800	Q1-2016	100%
6400 Hollister Road – Expansion	Houston	2	Expansion	55	100%		174	3,824	3,959	Q1-2016	100%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%		34	6,017	6,035	Q4-2014	100%
DCT Fife Distribution Center South	Seattle	12	1	240	100%		2,962	17,249	19,353	Q1-2016	100%
DCT Sumner South Distribution Center	Seattle	9	1	188	100%		776	14,394	14,600	Q1-2014	100%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%		1,622	45,556	45,865	Q4-2014	100%
	Total	149	6	2,415	100%		$16,925	$162,014	$166,816		100%
Projected Stabilized Yield(5)		8.0%

Development Projects in Lease Up
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%		$3,429	$20,197	$23,677	Q2-2015	59%
DCT Fife Distribution Center North	Seattle	9	1	152	100%		374	11,956	12,911	Q1-2016	56%
	Total	27	2	472	100%		$3,803	$32,153	$36,588		58%
Under Construction
DCT North Satellite Distribution Center	Atlanta	47	1	548	100%		$346	$5,862	$29,544	Q1-2017	0%
DCT Downs Park Building A(4)	Baltimore/Washington D.C.	13	1	149	100%		5,058	23,799	26,047	Q2-2016	100%
DCT Central Avenue	Chicago	54	1	172	100%		1,423	23,910	60,527	Q1-2017	100%
DCT O'Hare Logistics Center	Chicago	7	1	113	100%		1,194	11,781	13,421	Q2-2016	100%
DCT North Avenue Distribution Center	Chicago	20	1	350	100%		3,471	19,129	26,572	Q3-2016	100%
DCT Stockyards Industrial Center	Chicago	10	1	167	100%		1,179	3,242	14,997	Q4-2016	0%
DCT Freeport West	Dallas	7	1	108	100%		2,906	5,331	9,198	Q3-2016	55%
DCT Waters Ridge	Dallas	18	1	347	100%		5,469	8,505	18,618	Q3-2016	0%
DCT Commerce Center Phase II Building C	Miami	8	1	136	100%		1,039	6,529	15,322	Q4-2016	0%
DCT Airport Distribution Center Building D	Orlando	6	1	95	100%		616	1,984	7,160	Q3-2016	0%
Building 13B	So. California	22	1	445	50	%(6)	2,635	4,130	19,960	Q3-2016	100%
DCT Jurupa Ranch	So. California	39	1	970	100%		13,323	57,291	71,672	Q2-2016	100%
	Total	251	12	3,600	94%		$38,659	$171,493	$313,038		63%

Total Projects in Lease Up and Under Construction(7) (8)		278	14	4,072	100%		$42,462	$203,646	$349,626		62%

Development Projects Moved to Operating(9)
DCT Fife 45 North	Seattle	5	1	79	100%		$494	$7,532	$8,052	Q1-2015	100%
	Total	5	1	79	100%		$494	$7,532	$8,052		100%

Total Projects Under Development		283	15	4,151	97%		$42,956	$211,178	$357,678		63%
Projected Stabilized Yield – Projects Under Development(5)		7.6%

Pre-Development
DCT Commerce Center Phase II Building D	Miami	8			100%		$183	$4,601
DCT Commerce Center Phase II Building E	Miami	10			100%		207	5,304
Seneca Commerce Center Phase I	Miami	14			90%		186	3,317
Seneca Commerce Center Phase II	Miami	11			90%		130	1,782
Seneca Commerce Center Phase III	Miami	11			90%		124	1,663
DCT Arbor Avenue	No. California	40			100%		661	4,044
DCT Airport Distribution Center Building E	Orlando	6			100%		15	1,238
DCT Airport Distribution Center Building F	Orlando	6	`		100%		15	1,328
DCT White River Corporate Center Phase II North	Seattle	13			100%		171	7,354
	Total	119					$1,692	$30,631

(1)	Percentage owned is based on equity ownership weighted by square feet.
(2)	The completion date represents the date of building shell-completion or estimated date of shell-completion.
(3)	Percentage leased is computed as of the press release date.
(4)	The Projected Investment and corresponding Projected Stabilized Yield do not include any potential promote payable to our joint venture partner.
(5)	Yield computed on a GAAP basis including rents on a straight-line basis.
(6)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(7)

During November 2015, DCT acquired one building totaling 54,000 square feet that was shell-complete. The building is classified as a property under development with cumulative costs of $6.8 million as of March 31, 2016.

(8)

During January 2016, DCT commenced construction on Building 13B, a 445,000 square foot building located in our SCLA unconsolidated joint venture.  The cumulative costs of $4.1 million are excluded from our “Properties under development” in our Consolidated Balance Sheets as of March 31, 2016.

(9)	The property was 77% leased and occupied at March 31, 2016.

First Quarter 2016 Supplemental Reporting Package	P a g e 12

Redevelopment Overview (unaudited, amounts in thousands, except acres and number of buildings)

As of March 31, 2016

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned(1)	Q1-2016	Cumulative Costs at 3/31/2016	Projected Investment	Completion Date(2)	Percentage Leased(3)
Consolidated Redevelopment Activities:
Redevelopment Projects in Lease Up
2413 Prospect	Chicago	17	1	320	100%	$600	$19,484	$21,306	Q3-2015	100%
9010 Sterling Street	Dallas	6	1	63	100%	221	3,965	4,545	Q3-2015	100%
Total Redevelopment Projects in Lease Up		23	2	383	100%	$821	$23,449	$25,851		100%

Redevelopment Projects Under Construction
2201 Arthur Avenue	Chicago	5	1	103	100%	$502	$6,763	$8,077	Q3-2016	0%
22290 Hathaway	No. California	12	1	297	100%	717	18,922	32,231	Q4-2016	100%
5555 8th Street East	Seattle	6	1	103	100%	199	10,048	10,929	Q3-2016	0%
Total Redevelopment Projects Under Construction		23	3	503	100%	$1,418	$35,733	$51,237		59%

Total Redevelopment Projects in Lease Up and Under Construction		46	5	886	100%	$2,239	$59,182	$77,088		77%
Projected Stabilized Yield – Projects Under Redevelopment(4)		6.2%

(1)	Percentage owned is based on equity ownership weighted by square feet.
(2)	The completion date represents the date of building shell-completion or estimated date of shell-completion.
(3)	Percentage leased is computed as of the press release date.
(4)	Yield computed on a GAAP basis including rents on a straight-line basis.

First Quarter 2016 Supplemental Reporting Package	P a g e 13

Indebtedness (unaudited, dollar amounts in thousands)

As of March 31, 2016

Description	Stated Interest Rate	Effective Interest Rate(1)	Maturity Date	Balance as of March 31, 2016
SENIOR UNSECURED NOTES:
2016 Notes, fixed rate	4.02%	4.02%	August 2016	$49,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,097)
Deferred loan costs, net of amortization				(3,380)
				804,523
MORTGAGE NOTES:
Fixed rate secured debt	6.02%	5.26%	April 2017 – August 2025	205,756
Premiums (discounts), net of amortization				3,379
Deferred loan costs, net of amortization				(359)
				208,776
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(2)	1.44%	1.44%	April 2019	161,000
2017 Notes, variable rate(3)	1.54%	1.54%	April 2017	100,000
2020 Notes, variable rate(3)	1.54%	1.54%	April 2020	125,000
2022 Notes, fixed rate(4)	3.31%	3.31%	December 2022	200,000
Deferred loan costs, net of amortization				(3,025)
				582,975

Total carrying value of consolidated debt				$1,596,274

Fixed rate debt	4.96%	6.34%		76%
Variable rate debt	1.49%	1.50%		24%
Weighted average interest rate	4.12%	4.28%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(5)
Stirling Capital Investments (SCLA)				$35,577

Scheduled Principal Payments of Debt as of March 31, 2016 (excluding premiums, discounts and deferred loan costs)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2016	$49,000	$5,547	$-	$54,547
2017	51,000	41,078	100,000	192,078
2018	81,500	6,747	-	88,247
2019	46,000	51,344	161,000	258,344
2020	50,000	71,933	125,000	246,933
2021	92,500	18,436	-	110,936
2022	130,000	3,116	200,000	333,116
2023	310,000	6,366	-	316,366
2024	-	739	-	739
2025	-	450	-	450
Thereafter	-	-	-	-
Total	$810,000	$205,756	$586,000	$1,601,756

(1)	Effective interest rate includes direct hedging costs (excludes hedge ineffectiveness) and mark-to-market adjustments.
(2)

The $400.0 million senior unsecured revolving credit facility matures April 8, 2019 and bears interest at a variable rate equal to LIBOR, plus a margin of between 0.875% to 1.55% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.55% per annum, depending on our public debt credit rating.  There was $235.5 million available under the senior unsecured revolving credit facility, net of one letter of credit totaling $3.5 million as of March 31, 2016.

(3)

The senior unsecured $125.0 million and $100.0 million term loans mature April 8, 2020 and April 8, 2017, respectively.  The senior unsecured term loans bear interest at a variable rate equal to LIBOR, plus a margin, depending on our public debt credit rating, of between 0.90% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum.

(4)

The senior unsecured $200.0 million term loan matures December 10, 2022 and bears interest at a variable rate equal to LIBOR, plus a margin, depending on our public debt credit rating, of between 1.45% to 2.40% per annum or, at our election, an alternate base rate plus a margin of between 0.45% to 1.40% per annum. On December 11, 2015, we entered into a pay-fixed, receive-floating interest rate swap which effectively fixes the interest rate on the term loan at 3.31% through maturity.

(5)	Based on our ownership share as of March 31, 2016.

First Quarter 2016 Supplemental Reporting Package	P a g e 14

Capitalization and Fixed Charge Coverage Ratio (unaudited, dollar amounts in thousands, except share price)

Capitalization at March 31, 2016

Description	Shares or Units(1)	Share Price	Market Value
Common shares outstanding	88,592	$39.47	$3,496,726
Operating partnership units outstanding	4,122	$39.47	162,695
Total equity market capitalization			3,659,421

Consolidated debt, excluding deferred loan costs of $6.8 million			1,603,038
Less: Noncontrolling interests’ share of consolidated debt(2)			(7,834)
Proportionate share of debt related to unconsolidated joint ventures			35,577
DCT share of total debt			1,630,781
Total market capitalization			$5,290,202

DCT share of total debt to total market capitalization			30.8%

Fixed Charge Coverage Ratio

	Three Months Ended March 31,
	2016	2015
Net income attributable to common stockholders	$36,391	$28,745
Interest expense	16,422	13,904
Proportionate share of interest expense from unconsolidated joint ventures	274	324
Real estate related depreciation and amortization	40,070	38,996
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,100	1,208
Income tax expense and other taxes	116	193
Stock-based compensation	1,302	1,063
Noncontrolling interests	1,955	1,556
Non-FFO gain on acquisitions and dispositions of real estate interests	(30,097)	(26,136)
Adjusted EBITDA	$67,533	$59,853

CALCULATION OF FIXED CHARGES:
Interest expense	$16,422	$13,904
Capitalized interest	2,947	3,709
Amortization of loan costs and debt premium/discount	(226)	20
Other non-cash interest expense(3)	(2,087)	(1,024)
Proportionate share of interest expense from unconsolidated joint ventures	274	324
Total fixed charges	$17,330	$16,933

Fixed charge coverage ratio	3.9x	3.5x

(1)	Excludes 0.5 million of unvested Long-Term Incentive Plan Units, 0.1 million shares of unvested Restricted Stock and 0.1 million Phantom Shares outstanding as of March 31, 2016.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes $1.1 million of hedge ineffectiveness.

First Quarter 2016 Supplemental Reporting Package	P a g e 15

Debt Covenants (unaudited)

Debt Covenant Summary as of March 31, 2016

Senior Unsecured Notes(1)	Covenant	Actual Ratio
Leverage ratio	< 55%	37.6%
Fixed charge coverage ratio	> 1.5 x	3.38 x
Secured debt leverage ratio	< 45%	6.2%
Unencumbered assets to unsecured debt	> 1.67 x	2.50 x

Bank Unsecured Credit Facilities(1)	Covenant	Actual Ratio
Leverage ratio	< 60%	34.6%
Fixed charge coverage ratio	> 1.5 x	3.60 x
Secured debt leverage ratio	< 35%	5.2%

Bond Indentures(1)	Covenant	Actual Ratio
Leverage ratio	< 60%	36.7%
Fixed charge coverage ratio	> 1.5 x	3.61 x
Secured debt leverage ratio	< 40%	4.7%
Unencumbered assets to unsecured debt	> 1.50 x	2.64 x

(1)

Calculations are compiled in accordance with the note purchase agreement, credit agreement and bond indenture agreement, respectively, based upon definitions contained therein. The Company is not presenting these ratios and the related calculations for any purpose other than informational, and it is not intending for these measures to provide information to investors about the Company’s financial condition or results of operations.

First Quarter 2016 Supplemental Reporting Package	P a g e 16

Investment in Unconsolidated Joint Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Three Months Ended March 31, 2016
	TRT-DCT JV III	JP Morgan	Stirling Capital Investments
Total rental revenues	$630	$5,461	$3,074
Rental expenses and real estate taxes	(175)	(1,474)		(470)
NOI	455	3,987	2,604
Depreciation and amortization	(247)	(2,370)		(1,203)
General and administrative expense	(2)	(194)		(207)
Operating income	206	1,423	1,194
Interest expense	-	-		(794)
Interest and other expense	(4)	(11)	-
Net income	$202	$1,412	$400
Other Data:
Number of buildings	4	13	6
Square feet (in thousands)	736	4,604	2,160
Occupancy	81.4%	93.9%		99.5%
DCT ownership	10.0%	20.0%	50.0	%(1)

Balance Sheet

	As of March 31, 2016
	TRT-DCT JV III	JP Morgan	Stirling Capital Investments
Total investment in properties	$27,220	$269,228	$115,604
Accumulated depreciation and amortization	(8,071)	(68,899)		(27,899)
Net investment in properties	19,149	200,329	87,705
Cash and cash equivalents	297	3,086	185
Other assets	661	4,976	2,809
Total assets	$20,107	$208,391	$90,699

Other liabilities	$534	$5,047	$2,772
Secure debt maturities – 2017	-	-	70,894	(2)
Secure debt maturities thereafter	-	-	9,430	(2)
Total secured debt	-	-	80,324
Total liabilities	534	5,047	83,096
Partners or members' capital	19,573	203,344	7,603
Total liabilities and partners or members' capital	$20,107	$208,391	$90,699

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)

$71.2 million of debt, excluding $0.3 million of deferred loan costs, requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $9.4 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed interest rate of 8.5%.

First Quarter 2016 Supplemental Reporting Package	P a g e 17

Guidance (unaudited, dollar amounts in millions, except per share and unit data)

Guidance

		2016 Estimate(1)
	Q1–2016	Current Guidance		Initial Guidance
	Actual(1)	Low	High	Low	High
FFO, as adjusted	$0.54	$2.10	$2.20	$2.07	$2.17

Operating Metrics:(2)
Average consolidated operating occupancy	95.30%	94.75%	95.75%	94.50%	95.50%
Cash same store NOI growth(3)	5.4%	4.0%	5.0%	3.6%	4.6%
Same store NOI growth(3)	5.2%	4.0%	5.0%	3.6%	4.6%

Capital Deployment:
Development starts(4)	$72	$175	$275	$150	$250
Acquisitions(5)	$0	$0	$50	$0	$50

Capital Funding:
Dispositions	$57	$100	$150	$100	$200
Equity issuance	$3	$49	$49	$0	$0

General and administrative expense	$6.24	$27.25	$28.75	$27.75	$29.25

Reconciliation of earnings per share to FFO per common share and unit:
Earnings per common share – diluted	$0.41	$0.73	$0.83	$0.45	$0.55
Gains on disposition of real estate interest	(0.32)	(0.32)	(0.32)	0.00	0.00
Real estate related depreciation and amortization(6)	0.44	1.68	1.68	1.62	1.62
FFO per common share and unit – diluted(7)	0.53	2.09	2.19	2.07	2.17
Adjustments:
Acquisition costs	0.00	0.00	0.00	0.00	0.00
Hedge ineffectiveness (non-cash)	0.01	0.01	0.01	0.00	0.00
FFO, as adjusted, per common share and unit – diluted	$0.54	$2.10	$2.20	$2.07	$2.17

(1)	Excludes future acquisition costs and hedge ineffectiveness.
(2)	Does not consider any potential future acquisitions or dispositions.
(3)	Excludes revenue from early lease terminations.
(4)	Represents our total projected GAAP investment for construction projects commenced during 2016.
(5)	Focus on value-add.
(6)	Includes pro rata share of real estate depreciation and amortization from unconsolidated joint ventures.
(7)	FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT).

First Quarter 2016 Supplemental Reporting Package	P a g e 18

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interests, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital Expenditures include building and land improvements, development and redevelopment costs, Due Diligence Capital (defined below), casualty costs and tenant improvement.  As required by GAAP, leasing costs required to maintain current revenues and/or improve real estate assets are capitalized.

Cash Basis Rent Growth:

Cash Basis Rent Growth is the percentage change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease.  New leases where there were no prior comparable leases or materially different lease structures are excluded. Free rent periods are not considered.

Cash Net Operating Income (“Cash NOI”):

We calculate Cash NOI as NOI (as defined on next page) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of NOI for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above or below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Cash NOI, Excluding Revenue From Lease Terminations:

See definition within Cash Net Operating Income above.

Due Diligence Capital:

Costs identified during due diligence required to bring an asset up to our property standards.  These costs are generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP amortization of discounts/premiums and hedging transactions.  These rates do not reflect the impact of facility or administrative fees, amortization of loan costs or hedge ineffectiveness.

Fixed Charge Coverage Ratio:

We calculate Fixed Charge Coverage Ratio as Adjusted EBITDA divided by total Fixed Charges. Fixed Charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other non-cash interest expense.

Funds From Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO, as adjusted, which excludes hedge ineffectiveness, certain severance costs, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding hedge ineffectiveness, certain severance costs, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

FFO, As Adjusted:

See definition within Funds From Operations above.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP Basis Rent Growth is the percentage change in monthly Net Effective Rent, as defined below, compared to the Net Effective Rent of the comparable lease.   New leases where there were no prior comparable leases or materially different lease structures are excluded.

Land Held:
Land Held that is not intended to be improved or developed in the near future.

Net Effective Rent:

Average monthly base rental income over the term of the lease, calculated in accordance with GAAP.

First Quarter 2016 Supplemental Reporting Package	P a g e 19

Definitions (continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, which includes expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in earnings (loss) of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the properties such as amortization, depreciation, impairment, interest expense, interest and other income, income tax expense and other taxes and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended March 31,
	2016	2015
Reconciliation of net income attributable to common stockholders to NOI: (amounts in thousands)
Net income attributable to common stockholders	$36,391	$28,745
Net income attributable to noncontrolling interests	1,955	1,556
Income tax expense and other taxes	116	193
Interest and other (income) expense	(515)	18
Interest expense	16,422	13,904
Equity in earnings of unconsolidated joint ventures, net	(884)	(807)
General and administrative expense	6,262	7,336
Real estate related depreciation and amortization	40,070	38,996
Gain on dispositions of real estate interests	(30,097)	(26,154)
Institutional capital management and other fees	(393)	(378)
Total NOI	69,327	63,409
Less NOI – non-same store properties	(10,048)	(6,618)
Same store NOI	59,279	56,791
Less revenue from lease terminations	(80)	(497)
Add early termination straight-line rent adjustment	109	107
Same store NOI, excluding revenue from lease terminations	59,308	56,401
Less straight-line rents, net of related bad debt expense	(1,195)	(1,132)
Less amortization of above/(below) market rents	(560)	(675)
Same store Cash NOI, excluding revenue from lease terminations	$57,553	$54,594

Projected Investment:

An estimate of total expected costs to stabilize properties in accordance with GAAP.

Projected Stabilized Yield:

Calculated as projected stabilized NOI divided by total projected investment for developments and redevelopments.

Purchase Price:

Contractual price agreed upon by the owner and buyer for the transfer of property.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we change its use and/or enhance its functionality.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold.

Same Store Population:

The Same Store Population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior period presented.

First Quarter 2016 Supplemental Reporting Package	P a g e 20

Definitions (continued)

Same Store NOI Growth:

The change in Same Store NOI Growth is calculated by dividing the change in NOI, period over period, by the preceding period NOI, based on a Same Store Population.

Scheduled Principal Amortization:

The aggregate amount of scheduled principal payments required to be made during the period, excluding optional prepayments, balloon payments and scheduled principal payments which are not amortized through periodic installments of principal and interest over the term of the debt.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Turnover Costs:

Turnover Costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total Turnover Costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

First Quarter 2016 Supplemental Reporting Package	P a g e 21